Exhibit 10.1

AMENDMENT NO. 7
TO
CREDIT AGREEMENT

AMENDMENT NO. 7 (“Amendment No. 7”), dated as of December 13, 2010, to the Credit Agreement, dated as of December 21, 2006, by and between Alterra Bermuda Limited (f/k/a Alterra Insurance Limited), a Bermuda company (the “Borrower”) and The Bank of Nova Scotia (the “Lender”), as amended by Amendment No. 1, dated as of December 20, 2007, Amendment No. 2, dated as of December 18, 2008, Amendment No. 3, dated as of December 17, 2009, Amendment No. 4, dated as of May 3, 2010, Amendment No. 5, dated as of August 30, 2010 and Amendment No. 6, dated as of December 1, 2010 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

RECITALS

I. Capitalized terms used herein and not herein defined shall have the meanings set forth in the Credit Agreement.

II. The Borrower desires to amend the Credit Agreement upon the terms and conditions herein contained, and the Bank has agreed thereto.

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. The defined term “Commitment Termination Date” contained in Section 1.1 of the Credit Agreement is amended by deleting the date “December 16, 2010” contained therein and replacing it with the date “December 12, 2011”.

2. Section 2.11(a) of the Credit Agreement is hereby amended by (i) replacing the percentage “0.25%” contained in the first sentence thereof with the percentage “0.20%” and (ii) deleting the phrase “one quarter of one percent (0.25%)” contained in clause (z) of the second sentence thereof and replacing it with “0.20%”.

3. Section 2.11(b) of the Credit Agreement is hereby amended by replacing the percentage “0.75%” contained therein with the percentage “0.50%”.

4. Each of Schedule 4.1, Schedule 4.2, Schedule 4.7, Schedule 4.9 and Schedule 4.10 of the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 4.1, Schedule 4.2, Schedule 4.7, Schedule 4.9 and Schedule 4.10 hereto, respectively

5. Paragraphs 1 through 4 hereof shall not be effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Amendment No. 7 Effective Date”):

(a) The Lender shall have received from the Borrower either (i) a counterpart of this Amendment No. 7 executed on behalf of the Borrower or (ii) written evidence satisfactory to the Lender (which may include telecopy transmission of a signed signature page of this Amendment No. 7) that the Borrower has executed a counterpart of this Amendment No. 7;

(b) The Lender shall have received a closing certificate, duly executed by the proper parties and substantially in the form of Exhibit A hereto;

(c) The Bank shall have received the written opinion of Conyers Dill & Pearman, as special Bermuda legal counsel to the Borrower, in form and substance reasonably acceptable to the Bank; and

(d) All fees and expenses payable to the Lender and invoiced to the Borrower at least three (3) Business Days prior to the Amendment No. 7 Effective Date (including the reasonable fees and expenses of counsel to the Lender) due and payable on or prior to the Amendment No. 7 Effective Date shall have been paid.

6. The Borrower (i) reaffirms and admits the validity and enforceability against the Borrower of each Credit Document and all of its obligations thereunder, (ii) agrees and admits that it has no defense to or offset against any such obligation, and (iii) represents and warrants that, as of the date of the execution and delivery hereof by the Borrower, no Default has occurred and is continuing.

7. This Amendment No. 7 may be executed in any number of counterparts, each of which shall be original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment No. 7 to produce or account for more than one counterpart signed by the party to be charged.

8. This Amendment No. 7 shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

9. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to the Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ALTERRA BERMUDA LIMITED

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title: